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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): February 18, 1999


               CWABS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 1999, providing for the issuance of the CWABS, INC., Asset-Backed
         Certificates, Series 1999-1).

                                 CWABS, INC.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    333-60823                  95-4596514
-----------------------------     -------------           -------------------
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
     of Incorporation)             File Number)            Identification No.)



   4500 Park Granada
 Calabasas, California                                              91302
------------------------                                         ------------
  (Address of Principal                                            (Zip Code)
   Executive Offices)


      Registrant's telephone number, including area code (818) 225-3240


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Item 5.  Other Events.

Filing of Computational Materials

         Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Asset-Backed Certificates, Series 1999-1.

         In connection with the offering of the Asset-Backed Certificates, Series 1999-1, Prudential Securities Incorporated ("Prudential Securities"), as underwriter of the Offered Certificates, has prepared certain materials (the "Prudential Securities Computational Materials") for distribution to their potential investors. Similarly, Countrywide Securities Corporation ("CSC"), as underwriter of the Offered Certificates, has prepared certain materials (the "CSC Computational Materials") for distribution to their potential investors. Similarly, NationsBanc Montgomery Securities LLC ("NationsBanc"), as underwriter of the Offered Certificates, has prepared certain materials (the "NationsBanc Computational Materials") for distribution to their potential investors. Although the Company provided Prudential Securities, CSC and NationsBanc with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Prudential Securities Computational Materials, the CSC Computational Materials or the NationsBanc Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Prudential Securities Computational Materials, which are listed as Exhibit
99.1 hereto, the CSC Computational Materials, which are listed as Exhibit 99.2 hereto, and the NationsBanc Computational Materials, which are listed as
Exhibit 99.3 hereto, are filed on Form SE dated February 24, 1999.










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*        Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated October 26, 1998 and the prospectus supplement dated February 18, 1999, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 1999-1.

Item 7.  Financial Statements, Pro Forma Financial

Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

                 99.1 Prudential Securities Computational Materials filed on Form SE dated February 24, 1999.

                 99.2 CSC Computational Materials filed on Form SE dated February 24, 1999.

                 99.3 NationsBanc Computational Materials filed on Form SE dated February 24, 1999.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CWABS, INC.



                                           By: /s/ David Walker
                                              ----------------------
                                                David Walker
                                                Vice President



Dated: February 24, 1999

Exhibit Index


Exhibit                                                                 Page

99.1 Prudential Securities Incorporated Computational Materials filed on Form SE dated February 24, 1999.

99.2 Countrywide Securities Corporation Computational Materials filed on Form SE dated February 24, 1999.

99.3 NationsBanc Montgomery Securities LLC Computational Materials filed on Form SE dated February 24, 1999.

                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599





                                                       February 24, 1999


BY MODEM

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


         Re:      CWABS, Inc.
                  Asset-Backed Certificates, Series 1999-1


Ladies and Gentlemen:

         On behalf of CWABS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

         Pursuant to a continuing hardship exemption letter dated November 6, 1996, as provided in Rule 202 of Regulation S-T, and pursuant to Rule 311(i) of Regulation S-T, Exhibits 99.1 and 99.2 will be filed on Wednesday, February 24, 1999 in paper on Form SE.

                                                     Very truly yours,

                                                     /s/ Erinn Harley-Lewis

                                                     Erinn Harley-Lewis


Enclosure